UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 30, 2006 (October 29, 2007)

U.S. ENERGY CORP.
(Exact Name of Company as Specified in its Charter)

Wyoming	0-6814	83-0205516
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

Glen L. Larsen Building
877 North 8th West Riverton, WY		82501
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (307) 856-9271

Not Applicable
Former Name, Former Address or Former Fiscal Year,, If Changed From Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

 ☐   Written communications pursuant to Rule 425 under the Securities Act
 ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
 ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
 ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01.                           Other Events.

Additional Mineral Concessions Acquired by Sutter Gold Mining Inc.  The company issued a press release on October 30, 2007 concerning Sutter Gold Mining Inc.’s acquisition of two more mineral concessions adjacent to the Santa Teresa Concession in Mexico.  The press release is filed as exhibit 99.1to this report.

Update on Corporate Activities.  On October 30, 2007, the company issued a press release providing an update on various corporate activities.  The press release is filed as exhibit 99.2 to this report.

Sale of Ticaboo Townsite.  The company issued a press release on October 29, 2007 about the sale of the Ticaboo Townsite in southeastern Utah to Uranium One.  The press release is filed as exhibit 99.3 to this report.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1	Press release published October 30, 2007
Exhibit 99.2	Press release published October 30, 2007
Exhibit 99.3	Press release published October 29, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. ENERGY CORP.

Dated: October 30, 2007	By:	/s/ Keith G. Larsen
Keith G. Larsen, CEO